Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 20023

I, Charles J. Zwebner, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Annual Report of Spot Mobile International Ltd. on Form 10-K for the fiscal year ended October 31, 2010, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Spot Mobile International Ltd.

Date: February 15, 2011	By:	/s/ Charles J. Zwebner
Charles J. Zwebner
Chief Executive Officer